UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 24, 2020

Date of Report (Date of earliest event reported)

Commission file number: 1-3754

ALLY FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Ally Detroit Center

500 Woodward Ave.

Floor 10, Detroit, Michigan

48226

(Address of principal executive offices)

(Zip Code)

(866) 710-4623

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALLY	New York Stock Exchange
8.125% Fixed Rate/Floating Rate Trust Preferred Securities, Series 2 of GMAC Capital Trust I	ALLY PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on February 18, 2020, Ally Financial Inc. (Ally) entered into an Agreement and Plan of Merger (the Merger Agreement) with Wildcat Merger Sub I LLC, a Delaware limited liability company and a wholly owned subsidiary of Ally, Wildcat Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of Ally, Cardholder Management Services, Inc., a New York corporation, Donald M. Berman, in his individual capacity and as grantor of the Son’s Trust and the Daughter’s Trust (as those terms are defined in the Merger Agreement), Richard Berman, in his capacity as Trustee of the Son’s Trust and the Daughter’s Trust, B2 FIE VIII LLC, PCP CW Aggregator Holdings, L.P., Reverence Card Co-Invest, L.P., and the Stockholders’ Representative (as that term is defined in the Merger Agreement).

On June 24, 2020, the parties to the Merger Agreement (other than the Stockholders’ Representative) entered into an agreement (the Mutual Termination Agreement) pursuant to which the Merger Agreement was terminated.

The foregoing descriptions of the Merger Agreement and the Mutual Termination Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to Ally’s Current Report on Form 8-K filed on February 20, 2020, and the full text of the Mutual Termination Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 8.01	Other Events.

On June 24, 2020, Ally issued a press release announcing the termination of the Merger Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Forward Looking Statements.

This filing and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made.

Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2019, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our SEC filings). Factors that could cause actual results to differ from those included in forward-looking statements include: : evolving local, regional, national, or international business, economic, or political conditions; changes in laws or the regulatory or supervisory environment, including as a result of recent financial services legislation, regulation, or policies or changes in government officials or other personnel; changes in monetary, fiscal, or trade laws or policies, including as a result of actions by government agencies, central banks, or supranational authorities; changes in accounting standards or policies, including ASU 2016-13, Financial Instruments-Credit

Losses; changes in the automotive industry or the markets for new or used vehicles, including the rise of vehicle sharing and ride hailing, the development of autonomous and alternative-energy vehicles, and the impact of demographic shifts on attitudes and behaviors toward vehicle ownership and use; disruptions or shifts in investor sentiment or behavior in the securities, capital, or other financial markets, including financial or systemic shocks and volatility or changes in market liquidity, interest or currency rates, or valuations; uncertainty about the future of LIBOR and any negative impacts that could result; changes in business or consumer sentiment, preferences, or behavior, including spending, borrowing, or saving by businesses or households; changes in our corporate or business strategies, the composition of our assets, or the way in which we fund those assets; our ability to execute our business strategy for Ally Bank, including its digital focus; our ability to optimize our automotive finance and insurance businesses and to continue diversifying into and growing other consumer and commercial business lines, including mortgage lending, personal lending, corporate finance, brokerage, and wealth management; our ability to develop capital plans that will be approved by the FRB and our ability to implement them, including any payment of dividends or share repurchases; our ability to effectively manage capital or liquidity consistent with evolving business or operational needs, risk-management standards, and regulatory or supervisory requirements; our ability to cost-effectively fund our business and operations, including through deposits and the capital markets; changes in any credit rating assigned to Ally, including Ally Bank; adverse publicity or other reputational harm to us or our senior officers; our ability to develop, maintain, or market our products or services or to absorb unanticipated costs or liabilities associated with those products or services; our ability to innovate, to anticipate the needs of current or future customers, to successfully compete, to increase or hold market share in changing competitive environments, or to deal with pricing or other competitive pressures; the continuing profitability and viability of our dealer-centric automotive finance and insurance businesses, especially in the face of competition from captive finance companies and their automotive manufacturing sponsors and challenges to the dealer’s role as intermediary between manufacturers and purchasers; our ability to appropriately underwrite loans that we originate or purchase and to otherwise manage credit risk; changes in the credit, liquidity, or other financial condition of our customers, counterparties, service providers, or competitors; our ability to effectively deal with economic, business, or market slowdowns or disruptions; judicial, regulatory, or administrative investigations, proceedings, disputes, or rulings that create uncertainty for, or are adverse to, us or the financial services industry; our ability to address stricter or heightened regulatory or supervisory requirements and expectations; the performance and availability of third-party service providers on whom we rely in delivering products and services to our customers and otherwise conducting our business and operations; our ability to maintain secure and functional financial, accounting, technology, data processing, or other operating systems or infrastructure, including our capacity to withstand cyberattacks; the adequacy of our corporate governance, risk-management framework, compliance programs, or internal controls over financial reporting, including our ability to control lapses or deficiencies in financial reporting or to effectively mitigate or manage operational risk; the efficacy of our methods or models in assessing business strategies or opportunities or in valuing, measuring, estimating, monitoring, or managing positions or risk; our ability to keep pace with changes in technology that affect us or our customers, counterparties, service providers, or competitors; and the adequacy of our succession planning for key executives or other personnel and our ability to attract or retain qualified employees; natural or man-made disasters, calamities, or conflicts, including terrorist events and pandemics (such as adverse effects of the COVID-19 pandemic on us and our customers, counterparties, employees, and third-party service providers). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made.

We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, or Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this Report.

Exhibit No.	Description of Exhibits

10.1

Mutual Termination Agreement, dated as of June 24, 2020, between Ally Financial Inc., Wildcat Merger Sub I LLC, Wildcat Merger Sub II LLC, Cardholder Management Services, Inc., Donald M. Berman, in his individual capacity and as grantor of the Donald M. Berman Children’s Trust F/B/O Matthew E. Berman, U/A dated May, 1994 between Donald M. Berman as Grantor and Richard Berman as Trustee (the Son’s Trust) and the Donald M. Berman Children’s Trust F/B/O Erica L. Berman, U/A dated May, 1994 between Donald M. Berman as Grantor and Richard Berman as Trustee (the Daughter’s Trust), and Richard Berman, in his capacity as Trustee of the Son’s Trust and the Daughter’s Trust, B2 FIE VIII LLC, PCP CW Aggregator Holdings, L.P. and Reverence Card Co-Invest, L.P.

99.1	Press Release Announcing Termination of Merger Agreement, dated June 24, 2020

104	The cover page from this Current Report on Form 8-K, formatted in inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY FINANCIAL INC. (Registrant)

Dated: June 24, 2020	/s/ Jeffrey A. Belisle
Jeffrey A. Belisle
Associate General Counsel and Corporate Secretary